Exhibit 4.2

SPECIMEN CLASS A ORDINARY SHARE CERTIFICATE

CERTIFICATE NUMBER		SHARES

SEE REVERSE FOR CERTAIN DEFINITIONS	WHITE PEARL ACQUISITION CORP.	CUSIP G96193 100

INCORPORATED UNDER THE LAWS OF THE BRITISH VIRGIN ISLANDS

CLASS A ORDINARY SHARE

THIS CERTIFIES THAT

is the owner of

FULLY PAID AND NON-ASSESSABLE CLASS A ORDINARY SHARES OF NO PAR VALUE OF

WHITE PEARL ACQUISITION CORP.
(the “Company”)

transferable on the books of the Company in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar. Witness the seal of the Company and the facsimile signatures of its duly authorized officers.

This certificate is not valid unless countersigned by the Transfer Agent and Registrar of the Company.

Witness the seal of the Company and the electronic or facsimile signatures of its duly authorized officers.

Dated:

By

	Chief Executive Officer	Chief Financial Officer

WHITE PEARL ACQUISITION CORP.
CORPORATE SEAL
BRITISH VIRGIN ISLANDS

WHITE PEARL ACQUISITION CORP.

The Company will furnish without charge to each shareholder who so requests the powers, designations, preferences and relative, participating, optional or other special rights of each class of share or series thereof of the Company and the qualifications, limitations, or restrictions of such preferences and/or rights. This certificate and the Class A ordinary shares represented thereby are issued and shall be held subject to all the provisions of the Company’s Amended and Restated Memorandum and Articles of Association and all amendments thereto and resolutions of the Board of Directors providing for the issuance of Class A ordinary shares (copies of which may be obtained from the secretary of the Company), to all of which the holder of this certificate by acceptance hereof assents.

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM-	as tenants in common	UNIF GIFT MIN ACT -		Custodian

TEN ENT-	as tenants by the entireties		(Cust)		(Minor)

JT TEN-	as joint tenants with right of	Under Uniform Gifts to Minors
	survivorship and not as	Act
	tenants in common		(State)

Additional Abbreviations may also be used though not in the above list.

For value received, ___________________________hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE(S)

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE(S))

shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said share on the books of the within named Corporation will full power of substitution in the premises.

Dated

Notice:	The signature to this assignment must correspond with the name as written upon the face of the certificate in every particular, without alteration or enlargement or any change whatever.

Signature(s) Guaranteed:

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM, PURSUANT TO S.E.C. RULE 17Ad-15).

The holder of this certificate shall be entitled to receive funds with respect to the shares from the trust account only in the event of (i) the liquidation of the trust account upon a failure to consummate a business combination or (ii) if the holder seeks to redeem such holder’s respective shares upon the consummation of a business combination or in connection with certain amendments to the Company’s Amended and Restated Memorandum and Articles of Association prior to the consummation of a business combination, in each case as described in the prospectus covering the securities. In no other circumstances shall the holder have any right or interest of any kind in or to the trust account.